Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Ceridian Corporation

We consent to the use of our reports incorporated herein by reference.

/s/ KPMG LLP

Minneapolis, MN
February 11, 2002